UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2003

Best Buy Co., Inc.

(Exact name of registrant as specified in its charter)

Minnesota

(State or other jurisdiction of incorporation)

1-9595

41-0907483

(Commission File Number)	(IRS Employer Identification No.)

7601 Penn Avenue South

Richfield, Minnesota	55423
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (612) 291-1000

N/A

(Former name or former address, if changed since last report.)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

The following are filed as Exhibits to this Report.

Exhibit No.	Description of Exhibit
99.1

Press release issued April 1, 2003.  Any internet addresses provided in this release are for information purposes only and are not intended to be hyperlinks.  Accordingly, no information in any of these internet addresses is included herein.

99.2	Revised Consolidated Condensed Balance Sheets.
99.3	Transcript of conference call held April 1, 2003, with analysts, institutional investors and news media.

ITEM 9. REGULATION FD DISCLOSURE (including Item 12, “Disclosure of Results of Operations and Financial Condition”).

Pursuant to Item 12 of Form 8-K, “Disclosure of Results of Operations and Financial Condition,” Best Buy Co., Inc.’s press release, issued on April 1, 2003,  disclosing material nonpublic information regarding the registrant’s results of operations for the quarter and fiscal year ended March 1, 2003, and a transcript of the related conference call held April 1, 2003, with analysts, institutional investors and news media, is furnished herewith. The Revised Consolidated Condensed Balance Sheets reflect a classification adjustment between continuing operations and discontinued operations.

The press release issued April 1, 2003, the Revised Consolidated Condensed Balance Sheets and the related conference call transcript are filed as Exhibit Nos. 99.1, 99.2 and 99.3, respectively, to this Report.  Best Buy Co., Inc.’s Annual Report to Shareholders and its reports on Forms 10-K, 10-Q and 8-K and other publicly available information should be consulted for other important information about the registrant.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEST BUY CO., INC.
(Registrant)

Date: April 7, 2003	By:	/s/ Bruce H. Besanko
Bruce H. Besanko
Vice President — Finance, Planning and Performance Management